SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2004

REXHALL INDUSTRIES, INC.

(Exact name of registrant as specified in charter)

California	0-10067	95-4135907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46147 7th Street West, Lancaster California		93534
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (661) 726-0565

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

On May 19, 2004, registrant made an earnings release, the text of which is set forth in Exhibit 99.1 attached hereto.

The information included in this Item 12, as well as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rexhall Industries, Inc. (Registrant)
Date: May 20, 2004	By:	/S/ William J. Rex
William J. Rex,
President and Chief Executive Officer